UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 3, 2013

SUSQUEHANNA BANCSHARES, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	001-33872	23-2201716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Cedar Street , Lititz, Pennsylvania	17543
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 626-4721

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2013, the board of directors (the “Board”) of Susquehanna Bancshares, Inc. (“Susquehanna”) adopted, subject to shareholder approval, the Susquehanna Bancshares, Inc. 2013 Omnibus Equity Compensation Plan (the “2013 Plan”). At the Annual Meeting of Shareholders of Susquehanna held on May 3, 2013, the 2013 Plan was approved by our shareholders and became effective. Below is a brief summary of the material terms of the 2013 Plan. This brief description is qualified in its entirety by the detailed description of the 2013 Plan included in our proxy statement filed on March 22, 2013, and the 2013 Plan, which is being filed herewith as Exhibit 10.1.

Shares. Under the 2013 Plan, Susquehanna will provide eligible participants with the opportunity to receive grants of nonqualified and incentive stock options, stock units, stock awards, stock appreciation rights (“SARs”), dividend equivalents and other stock-based awards. The 2013 Plan authorizes a number of shares of our common stock for issuance equal to the sum of the following: (i) 4,000,000 new shares, plus (ii) the number of shares of our common stock subject to outstanding grants under the Susquehanna Bancshares, Inc. 2005 Equity Compensation Plan, as amended (the “2005 Plan”) as of May 3, 2013, plus (iii) the number of shares of our common stock remaining available for issuance under the 2005 Plan but not subject to previously exercised, vested or paid grants as of May 3, 2013. In connection with the approval by shareholders of the 2013 Plan, the 2005 Plan was merged with and into the 2013 Plan.

If and to the extent options (including options granted under the 2005 Plan) and SARs granted under the 2013 Plan terminate, expire or are cancelled, forfeited, exchanged or surrendered without being exercised or if any stock awards, stock units, or other stock-based awards (including stock awards or stock units granted under the 2005 Plan), are forfeited, terminated, or otherwise not paid in full, the shares subject to such grants will become available again for purposes of the 2013 Plan. Shares surrendered in payment of the exercise price of an option and shares withheld or surrendered for payment of taxes will be available again for issuance or transfer under the 2013 Plan.

The 2013 Plan provides that the maximum aggregate number of shares of our common stock with respect to which grants may be made to any individual during any calendar year is 1,000,000 shares and the maximum aggregate number of shares of our common stock with respect to which incentive stock options may be granted under the 2013 Plan is 2,500,000, subject in both instances to adjustment in accordance with the terms of the 2013 Plan.

Administration. The 2013 Plan will be administered and interpreted by the Compensation Committee of the Board. Ministerial functions may be performed by an administrative committee of our employees appointed by the Compensation Committee. The Compensation Committee has the authority to (i) determine the individuals to whom grants will be made under the 2013 Plan, (ii) determine the type, size, terms and conditions of the grants, (iii) determine when grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms and conditions of any previously issued grant, subject to the limitations described below and (v) deal with any other matters arising under the 2013 Plan.

Eligibility for Participation. All of our employees, non-employee directors, consultants and advisors who perform services for us and our subsidiaries are eligible to receive grants under the 2013 Plan.

Vesting. The Compensation Committee determines the vesting of awards granted under the 2013 Plan.

Qualified Performance-Based Compensation. The 2013 Plan permits the Compensation Committee to impose objective performance goals that must be met with respect to grants of stock units, stock awards, other stock-based awards or dividend equivalents granted to employees under the 2013 Plan, in order for the grants to be considered qualified performance-based compensation for purposes of section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

Clawback Policy. All grants made under the 2013 Plan are subject to any compensation, clawback or recoupment policy that may be applicable to employees of Susquehanna, as such policy may be in effect from time to time, whether or not approved before or after the effective date of the 2013 Plan.

Amendment and Termination of the 2013 Plan. Our Board may amend or terminate the 2013 Plan at any time, subject to shareholder approval if such approval is required under any applicable laws or stock exchange requirements.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 3, 2013, Susquehanna held its annual meeting of shareholders. Matters voted on by shareholders included (1) the election of 14 nominees to Susquehanna’s board of directors for a one year term; (2) approval of Susquehanna’s 2013 Omnibus Equity Compensation Plan; (3) approval, in an advisory vote, of Susquehanna’s executive compensation; and (4) ratification of the appointment of PricewaterhouseCoopers LLP as Susquehanna’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The results of the shareholders’ votes are reported below:

1. With respect to the election of directors, the following directors were elected by the indicated votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Anthony J. Agnone, Sr.	144,950,638	2,653,758	17,035,369
Wayne E. Alter, Jr.	143,595,292	4,009,104	17,035,369
Henry R. Gibbel	145,087,443	2,516,953	17,035,369
Bruce A. Hepburn	143,577,763	4,026,633	17,035,369
Donald L. Hoffman	144,971,616	2,632,780	17,035,369
Sara G. Kirkland	144,834,237	2,770,159	17,035,369
Jeffrey F. Lehman	145,068,188	2,536,208	17,035,369
Michael A. Morello	144,844,990	2,759,406	17,035,369
Scott J. Newkam	145,089,111	2,515,285	17,035,369
Robert E. Poole, Jr.	133,027,863	14,576,533	17,035,369
William J. Reuter	142,608,764	4,995,632	17,035,369
Andrew S. Samuel	144,690,198	2,914,198	17,035,369
Christine Sears	144,912,797	2,691,599	17,035,369
James A. Ulsh	132,701,718	14,902,678	17,035,369

2. With respect to the approval of Susquehanna’s 2013 Omnibus Equity Compensation Plan, the votes were as follows:

For	Against	Abstain	Broker Non-Votes
137,317,300	9,551,691	735,405	17,035,369

3. With respect to the approval, in an advisory vote, of Susquehanna’s executive compensation, the votes were as follows:

For	Against	Abstain	Broker Non-Votes
140,179,875	6,624,522	799,999	17,035,369

4. With respect to the ratification of the appointment of PricewaterhouseCoopers LLP as Susquehanna’s independent registered public accounting firm for the fiscal year ending December 31, 2013, the votes were as follows:

For	Against	Abstain
160,640,701	3,594,595	404,469

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

10.1	Susquehanna Bancshares, Inc. 2013 Omnibus Equity Compensation Plan, incorporated by reference to Annex A to Susquehanna’s Proxy Statement on Schedule 14-A, filed March 22, 2013.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC.
(Registrant)

By:	/s/ Lisa M. Cavage
Lisa M. Cavage
Senior Vice President, Secretary and Counsel

Dated: May 7, 2013